
                         SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. )
                                                                 ----
                          Filed by the Registrant               / X /
                                                                 ----
                                                                 ----
                Filed by a party other than the Registrant      /   /
                                                                 ----
CHECK THE APPROPRIATE BOX:

 ----
/   /    Preliminary Proxy Statement
----
 ----
/   /    Confidential, for Use of the Commission Only (as
----              permitted by Rule 14a-6(e)(2))

 ----
/   /    Definitive Proxy Statement
----
 ----
/ x /    Definitive Additional Materials
----
 ----
/   /    Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----     Sec. 240.14a-12

               PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
                PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
                        PUTNAM HIGH YIELD MUNICIPAL TRUST
                     PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
                         PUTNAM MANAGED HIGH YIELD TRUST
                      PUTNAM MANAGED MUNICIPAL INCOME TRUST
                           PUTNAM MASTER INCOME TRUST
                           PUTNAM MUNICIPAL BOND FUND
                      PUTNAM MUNICIPAL OPPORTUNITIES TRUST
                PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST
                        PUTNAM TAX FREE HEALTH CARE FUND
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                            if other than Registrant)



                                      -1-

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PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

 ----
/ X /    No fee required
----
 ----
/   /    Fee computed on table below per Exchange Act Rule 14a
----     6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

 ----
/   /    Fee paid previously with preliminary materials.
----

 ----
/   /    Check box if any part of the fee is offset as provided by Exchange Act
----     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

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
                                                                         NOTE: PHONE AND INTERNET VOTING IS
THIS IS YOUR PROXY CARD.                                                       NOT AVAILABLE FOR THIS ACCOUNT.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS
IMPORTANT.

                                  P PLEASE FOLD AT PERFORATION BEFORE DETACHING P

Proxy for a meeting of shareholders to be held on October 11, 2001 for PUTNAM CALIFORNIA INVESTMENT GRADE
MUNICIPAL TRUST (PREFERRED SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam California Investment
Grade Municipal Trust on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


                                                             DATE_____________ 2001


                                                             ______________________________________________
                                                             SHAREHOLDER AND CO-OWNER SIGN HERE

                                                             PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON
                                                             THIS CARD. IF YOU ARE A JOINT OWNER, EACH OWNER
                                                             SHOULD SIGN. WHEN SIGNING AS EXECUTOR,
                                                             ADMINISTRATOR, ATTORNEY, TRUSTEE, OR GUARDIAN, OR
                                                             AS CUSTODIAN FOR A MINOR, PLEASE GIVE YOUR FULL
                                                             TITLE AS SUCH. IF YOU ARE SIGNING FOR A
                                                             CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME
                                                             AND INDICATE THE SIGNER'S OFFICE. IF YOU ARE A
                                                             PARTNER, SIGN IN THE PARTNERSHIP NAME.


                                                                        Putnam CA Inv Grade Muni-Pref-2001-112


LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
CALIFORNIA INVESTMENT GRADE MUNI TRUST          OK TO PRINT AS IS*____*By signing this form you are
PREFERRED SHARES                                authorizing MIS to print this form in its current state.
ORIGINAL FRONT 5-30-01 SP
JOYCE (PUT112F)                                 _________________________________________________________
REVISION #1  6-26-01 SP                         SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE
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
                             P PLEASE FOLD AT PERFORATION BEFORE DETACHING P


                                          PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1

                                                                        FOR FIXING THE         WITHHOLD
                                                                    NUMBER OF TRUSTEES AS  AUTHORITY TO VOTE
THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF              PROPOSED AND ELECTING   FOR ALL NOMINEES
TRUSTEES AND ELECTING ALL NOMINEES:                                   ALL THE NOMINEES
                                                                    (EXCEPT AS MARKED TO
                                                                     THE CONTRARY BELOW)
                                                                            / /                  / /
1.  Proposal to fix the number of Trustees and elect all nominees.

The nominees for Trustees are: J.A. Baxter, C.B. Curtis, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan,
L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N.
Thorndike.

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME(S) OF THE NOMINEE(S) BELOW:


______________________________________________________________________________________________
           NOTE:   IF YOU HAVE QUESTIONS ON THE PROPOSAL, PLEASE CALL 1-800-225-1581.

                                                                        Putnam CA Inv Grade Muni-Pref-2001-112


LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
CALIFORNIA INVESTMENT GRADE MUNI TRUST          OK TO PRINT AS IS*____*By signing this form you are
PREFERRED SHARES                                authorizing MIS to print this form in its current state.
ORIGINAL FRONT 5-30-01 SP
JOYCE (PUT112B)                                 _________________________________________________________
REVISION #1  7-5-01 SP                          SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE
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
FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR
BY RETURNING THIS PROXY CARD BY MAIL

YOUR VOTE IS VERY IMPORTANT. IF YOU CHOOSE TO RECORD YOUR VOTING INSTRUCTIONS
VIA THE INTERNET, VISIT THE WEBSITE AT www.proxyweb.com/Putnam. PLEASE REFER TO
THE INSTRUCTIONS BELOW. YOUR VOTING INSTRUCTIONS WILL BE IMMEDIATELY CONFIRMED
IF YOU PROVIDE YOUR EMAIL ADDRESS.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.    READ THE PROXY STATEMENT.

2.    GO TO www.proxyweb.com/Putnam.

3.    ENTER THE 14-DIGIT CONTROL NUMBER PRINTED ON YOUR PROXY CARD.

4.    FOLLOW THE INSTRUCTIONS ON THE SITE.

IF YOU SUBMIT YOUR VOTING INSTRUCTIONS ON THE INTERNET, DO NOT RETURN YOUR PROXY
CARD.


LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
CALIFORNIA INVESTMENT GRADE MUNI TRUST          OK TO PRINT AS IS*____*By signing this form you are
COMMON SHARES                                   authorizing MIS to print this form in its current state.
ORIGINAL FRONT 5-30-01 SP
JOYCE (PUT184F)                                 _________________________________________________________
REVISION #1  6-21-01 SP                         SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE


                                         THIS IS YOUR PROXY CARD.

     TO VOTE BY MAIL, PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN IT BELOW, AND RETURN IT
                           PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.


*** CONTROL NUMBER: 999 999 999 999 99 ***                 P PLEASE FOLD AT PERFORATION BEFORE DETACHING P


Proxy for a meeting of shareholders to be held on October 11, 2001 for PUTNAM CALIFORNIA INVESTMENT GRADE
MUNICIPAL TRUST (COMMON SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam California Investment
Grade Municipal Trust on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


                                                             DATE_____________ 2001


                                                             ______________________________________________
                                                             SHAREHOLDER AND CO-OWNER SIGN HERE

                                                             PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON
                                                             THIS CARD. IF YOU ARE A JOINT OWNER, EACH OWNER
                                                             SHOULD SIGN. WHEN SIGNING AS EXECUTOR,
                                                             ADMINISTRATOR, ATTORNEY, TRUSTEE, OR GUARDIAN, OR
                                                             AS CUSTODIAN FOR A MINOR, PLEASE GIVE YOUR FULL
                                                             TITLE AS SUCH. IF YOU ARE SIGNING FOR A
                                                             CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME
                                                             AND INDICATE THE SIGNER'S OFFICE. IF YOU ARE A
                                                             PARTNER, SIGN IN THE PARTNERSHIP NAME.


                                                                                  Putnam CA Inv Grade02001-184

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
LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST     OK TO PRINT AS IS*____*By signing this form you are
COMMON SHARES                                   authorizing MIS to print this form in its current state.
ORIGINAL BACK 5-29-01 SP
JOYCE (PUT184B)                                 _________________________________________________________
REVISION #1  6-21-01 SP                         SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE
REVISION #2  7-5-01 SP


HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
--------------------------------------------------------------------------------------------------------------

Street
--------------------------------------------------------------------------------------------------------------

City                                                                  State                     Zip
--------------------------------------------------------------------------------------------------------------

Telephone
--------------------------------------------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               P PLEASE FOLD AT PERFORATION BEFORE DETACHING P

                                                 PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

If you complete and sign the proxy, we'll vote it exactly as you tell us. The proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL THE NOMINEES:

                                                                                          FOR                    WITHHOLD
                                                                                  fixing the number of      authority to vote for
1.  Proposal to fix the number of Trustees and elect all nominees.                Trustees as proposed         all nominees
                                                                                     and electing
    The nominees for Trustees are:  J.A. Baxter, C.B. Curtis, J.A. Hill,          all the nominees
    R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III,        (EXCEPT AS MARKED
    R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens,                TO THE CONTRARY BELOW)
    and W.N. Thorndike.

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE             / /                       / /
    NAME(S) OF THE NOMINEE(S) BELOW:

    ------------------------------------------------------------------------

      NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.
                                                                                  Putnam CA Inv Grade02001-184

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
FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR
BY RETURNING THIS PROXY CARD BY MAIL

YOUR VOTE IS VERY IMPORTANT. IF YOU CHOOSE TO RECORD YOUR VOTING INSTRUCTIONS
VIA THE INTERNET, VISIT THE WEBSITE AT www.proxyweb.com/Putnam. PLEASE REFER TO
THE INSTRUCTIONS BELOW. YOUR VOTING INSTRUCTIONS WILL BE IMMEDIATELY CONFIRMED
IF YOU PROVIDE YOUR EMAIL ADDRESS.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.    READ THE PROXY STATEMENT.

2.    GO TO www.proxyweb.com/Putnam.

3.    ENTER THE 14-DIGIT CONTROL NUMBER PRINTED ON YOUR PROXY CARD.

4.    FOLLOW THE INSTRUCTIONS ON THE SITE.

IF YOU SUBMIT YOUR VOTING INSTRUCTIONS ON THE INTERNET, DO NOT RETURN YOUR PROXY
CARD.


LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
CONVERTIBLE OPPORTUNITIES AND INCOME TRUST      OK TO PRINT AS IS*____*By signing this form you are
ORIGINAL FRONT 5-30-01 SP                       authorizing MIS to print this form in its current state.
JOYCE (PUT224F)
REVISION #1  6-21-01 SP                         _________________________________________________________
                                                SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE


                                         THIS IS YOUR PROXY CARD.

     TO VOTE BY MAIL, PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN IT BELOW, AND RETURN IT
                           PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.


*** CONTROL NUMBER: 999 999 999 999 99 ***                 P PLEASE FOLD AT PERFORATION BEFORE DETACHING P


Proxy for a meeting of shareholders to be held on October 11, 2001 for PUTNAM CONVERTIBLE OPPORTUNITIES AND
INCOME TRUST.


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Convertible Opportunities and Income Trust on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


                                                             DATE_____________ 2001


                                                             ______________________________________________
                                                             SHAREHOLDER AND CO-OWNER SIGN HERE

                                                             PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON
                                                             THIS CARD. IF YOU ARE A JOINT OWNER, EACH OWNER
                                                             SHOULD SIGN. WHEN SIGNING AS EXECUTOR,
                                                             ADMINISTRATOR, ATTORNEY, TRUSTEE, OR GUARDIAN, OR
                                                             AS CUSTODIAN FOR A MINOR, PLEASE GIVE YOUR FULL
                                                             TITLE AS SUCH. IF YOU ARE SIGNING FOR A
                                                             CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME
                                                             AND INDICATE THE SIGNER'S OFFICE. IF YOU ARE A
                                                             PARTNER, SIGN IN THE PARTNERSHIP NAME.


                                                                            Convertible Opportunities-2001-224

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
LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
CONVERTIBLE OPPORTUNITIES AND INCOME TRUST      OK TO PRINT AS IS*____*By signing this form you are
ORIGINAL BACK 5-30-01 SP                        authorizing MIS to print this form in its current state.
JOYCE (PUT224B)
REVISION #1  6-21-01 SP                         _________________________________________________________
REVISION #2  7-5-01 SP                          SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE
REVISION #3  7-10

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
--------------------------------------------------------------------------------------------------------------

Street
--------------------------------------------------------------------------------------------------------------

City                                                                  State                     Zip
--------------------------------------------------------------------------------------------------------------

Telephone
--------------------------------------------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               P PLEASE FOLD AT PERFORATION BEFORE DETACHING P


                                                 PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all of the nominees for (Class C) Trustees as set forth in Proposal 1.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING OF ALL THE NOMINEES FOR (CLASS C) TRUSTEES:

                                                                                           FOR                    WITHHOLD
                                                                                  fixing the number of      authority to vote for
1.  Proposal to fix the number of Trustees and elect (Class C) Trustees.          Trustees as proposed         all nominees
                                                                                     and electing
    The nominees for (Class C) Trustees are:  J.H. Mullin, III,  A.J.C. Smith,     all the nominees
    W.T. Stephens, and W.N. Thorndike.                                             (EXCEPT AS MARKED
                                                                                 TO THE CONTRARY BELOW)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE             / /                       / /
    NAME(S) OF THE NOMINEE(S) BELOW:

    ------------------------------------------------------------------------

      NOTE:  If you have questions on the proposal, please call 1-800-225-1581.
                                                                            Convertible Opportunities-2001-224
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
PUTNAM INVESTMENTS

PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2001 FOR PUTNAM HIGH YIELD MUNICIPAL TRUST
(PREFERRED SHARES).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam High Yield Municipal
Trust on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

                                                                   PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS
                                                                   ON THIS CARD. If you are a joint owner,
                                                                   each owner should sign. When signing as
                                                                   executor, administrator, attorney, trustee,
                                                                   or guardian, or as custodian for a minor,
                                                                   please give your full title as such. If you
                                                                   are signing for a corporation, please sign
                                                                   the full corporate name and indicate the
                                                                   signer's office. If you are a partner, sign
                                                                   in the partnership name.


                                                                   ___________________________________________
                                                                   SHAREHOLDER SIGN HERE               DATE

                                                                   ___________________________________________
                                                                   CO-OWNER SIGN HERE                  DATE
                                                                                                     11692 PHY

If you complete and sign the proxy, we'll vote it exactly as you tell us. The proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL THE NOMINEES:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.                                    FOR                    WITHHOLD
                                                                                  fixing the number of      authority to vote for
1.  Proposal to fix the number of Trustees and elect all nominees.                Trustees as proposed         all nominees
                                                                                     and electing
    The nominees for Trustees are:  J.A. Baxter, C.B. Curtis, J.A. Hill,           all the nominees
    R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III,        (EXCEPT AS MARKED
    R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens, and             TO THE CONTRARY BELOW)
    W.N. Thorndike.

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE             / /                       / /
    NAME(S) OF THE NOMINEE(S) BELOW:

    ------------------------------------------------------------------------


NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.                    11692-PHY

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
PUTNAM INVESTMENTS

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR
BY RETURNING THIS PROXY CARD BY MAIL

YOUR VOTE IS VERY IMPORTANT. IF YOU CHOOSE TO RECORD YOUR VOTING INSTRUCTIONS
VIA THE INTERNET, VISIT THE WEBSITE AT https://vote.proxy-direct.com. PLEASE
REFER TO THE INSTRUCTIONS BELOW. YOUR VOTING INSTRUCTIONS WILL BE IMMEDIATELY
CONFIRMED AND POSTED.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.  Read the proxy statement.

2.  Go to https://vote.proxy-direct.com

3.  Enter the 14-digit control number printed on your proxy card.        CONTROL NUMBER: 999 9999 9999 999

4.  Follow the instructions on the site.

IF YOU SUBMIT YOUR VOTING INSTRUCTIONS ON THE INTERNET, DO NOT RETURN YOUR PROXY
CARD.




                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING


                                            THIS IS YOUR PROXY CARD
            TO VOTE BY MAIL, PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN IT BELOW,
                  AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING


PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2001 FOR PUTNAM HIGH YIELD MUNICIPAL TRUST
(COMMON SHARES).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam High Yield Municipal
Trust on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

                                                                   PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS
                                                                   ON THIS CARD. If you are a joint owner,
                                                                   each owner should sign. When signing as
                                                                   executor, administrator, attorney, trustee,
                                                                   or guardian, or as custodian for a minor,
                                                                   please give your full title as such. If you
                                                                   are signing for a corporation, please sign
                                                                   the full corporate name and indicate the
                                                                   signer's office. If you are a partner, sign
                                                                   in the partnership name.


                                                                   ___________________________________________
                                                                   SHAREHOLDER SIGN HERE               DATE

                                                                   ___________________________________________
                                                                   CO-OWNER SIGN HERE                  DATE
                                                                                                     11692 PHY

PUTNAM ACCOUNT NUMBER:

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
--------------------------------------------------------------------------------------------------------------
Street
--------------------------------------------------------------------------------------------------------------
City                                                                  State                     Zip
--------------------------------------------------------------------------------------------------------------
Telephone
--------------------------------------------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING


If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL THE NOMINEES:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.                                    FOR                    WITHHOLD
                                                                                  fixing the number of      authority to vote for
1.  Proposal to fix the number of Trustees and elect all nominees.                Trustees as proposed         all nominees
                                                                                     and electing
    The nominees for Trustees are:  J.A. Baxter, C.B. Curtis, R.J. Jackson,       all the nominees
    P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III,                      (EXCEPT AS MARKED
    G. Putnam, III, A.J.C. Smith, W.T. Stephens, and W.N. Thorndike.            TO THE CONTRARY BELOW)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE             / /                       / /
    NAME(S) OF THE NOMINEE(S) BELOW:

    ------------------------------------------------------------------------


NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.

PUTNAM INVESTMENTS

PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2001 FOR PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
(PREFERRED SHARES).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal
Trust on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

                                                                   PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS
                                                                   ON THIS CARD. If you are a joint owner,
                                                                   each owner should sign. When signing as
                                                                   executor, administrator, attorney, trustee,
                                                                   or guardian, or as custodian for a minor,
                                                                   please give your full title as such. If you
                                                                   are signing for a corporation, please sign
                                                                   the full corporate name and indicate the
                                                                   signer's office. If you are a partner, sign
                                                                   in the partnership name.


                                                                   ___________________________________________
                                                                   SHAREHOLDER SIGN HERE               DATE

                                                                   ___________________________________________
                                                                   CO-OWNER SIGN HERE                  DATE
                                                                                                     11693_PIG

If you complete and sign the proxy, we'll vote it exactly as you tell us. The proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL THE NOMINEES:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.                                    FOR                    WITHHOLD
                                                                                  fixing the number of      authority to vote for
1.  Proposal to fix the number of Trustees and elect all nominees.                Trustees as proposed         all nominees
                                                                                     and electing
    The nominees for Trustees are:  J.A. Baxter, C.B. Curtis, J.A. Hill            all the nominees
    R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III,        (EXCEPT AS MARKED
    R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens, and            TO THE CONTRARY BELOW)
    W.N. Thorndike.

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE             / /                       / /
    NAME(S) OF THE NOMINEE(S) BELOW:

    ------------------------------------------------------------------------


NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.

PUTNAM INVESTMENTS

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR
BY RETURNING THIS PROXY CARD BY MAIL

YOUR VOTE IS VERY IMPORTANT. IF YOU CHOOSE TO RECORD YOUR VOTING INSTRUCTIONS
VIA THE INTERNET, VISIT THE WEBSITE AT https://vote.proxy-direct.com. PLEASE
REFER TO THE INSTRUCTIONS BELOW. YOUR VOTING INSTRUCTIONS WILL BE IMMEDIATELY
CONFIRMED AND POSTED.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.  Read the proxy statement.

2.  Go to https://vote.proxy-direct.com

3.  Enter the 14-digit control number printed on your proxy card.        CONTROL NUMBER: 999 9999 9999 999

4.  Follow the instructions on the site.

IF YOU SUBMIT YOUR VOTING INSTRUCTIONS ON THE INTERNET, DO NOT RETURN YOUR PROXY
CARD.




                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING


                                            THIS IS YOUR PROXY CARD
            TO VOTE BY MAIL, PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN IT BELOW,
                  AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING


PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2001 FOR PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
(COMMON SHARES).


This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal
Trust on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

                                                                   PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS
                                                                   ON THIS CARD. If you are a joint owner,
                                                                   each owner should sign. When signing as
                                                                   executor, administrator, attorney, trustee,
                                                                   or guardian, or as custodian for a minor,
                                                                   please give your full title as such. If you
                                                                   are signing for a corporation, please sign
                                                                   the full corporate name and indicate the
                                                                   signer's office. If you are a partner, sign
                                                                   in the partnership name.


                                                                   ___________________________________________
                                                                   SHAREHOLDER SIGN HERE               DATE

                                                                   ___________________________________________
                                                                   CO-OWNER SIGN HERE                  DATE
                                                                                                     11693_PIG

PUTNAM ACCOUNT NUMBER:

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
--------------------------------------------------------------------------------------------------------------
Street
--------------------------------------------------------------------------------------------------------------
City                                                                  State                     Zip
--------------------------------------------------------------------------------------------------------------
Telephone
--------------------------------------------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING


If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL THE NOMINEES:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.                                    FOR                    WITHHOLD
                                                                                  fixing the number of      authority to vote for
1.  Proposal to fix the number of Trustees and elect all nominees.                Trustees as proposed         all nominees
                                                                                     and electing
    The nominees for Trustees are:  J.A. Baxter, C.B. Curtis, R.J. Jackson,       all the nominees
    P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III,                      (EXCEPT AS MARKED
    G. Putnam, III, A.J.C. Smith, W.T. Stephens, and W.N. Thorndike.            TO THE CONTRARY BELOW)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE             / /                       / /
    NAME(S) OF THE NOMINEE(S) BELOW:

    ------------------------------------------------------------------------


NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR
BY RETURNING THIS PROXY CARD BY MAIL

YOUR VOTE IS VERY IMPORTANT. IF YOU CHOOSE TO RECORD YOUR VOTING INSTRUCTIONS
VIA THE INTERNET, VISIT THE WEBSITE AT www.proxyweb.com/Putnam. PLEASE REFER TO
THE INSTRUCTIONS BELOW. YOUR VOTING INSTRUCTIONS WILL BE IMMEDIATELY CONFIRMED
IF YOU PROVIDE YOUR EMAIL ADDRESS.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.    READ THE PROXY STATEMENT.

2.    GO TO www.proxyweb.com/Putnam.

3.    ENTER THE 14-DIGIT CONTROL NUMBER PRINTED ON YOUR PROXY CARD.

4.    FOLLOW THE INSTRUCTIONS ON THE SITE.

IF YOU SUBMIT YOUR VOTING INSTRUCTIONS ON THE INTERNET, DO NOT RETURN YOUR PROXY
CARD.


LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
MANAGED HIGH YIELD TRUST                        OK TO PRINT AS IS*____*By signing this form you are
ORIGINAL FRONT 5-30-01 SP                       authorizing MIS to print this form in its current state.
JOYCE (PUT016F)
REVISION #1  6-21-01 SP                         _________________________________________________________
                                                SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE


                                         THIS IS YOUR PROXY CARD.

     TO VOTE BY MAIL, PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN IT BELOW, AND RETURN IT
                           PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.


*** CONTROL NUMBER: 999 999 999 999 99 ***                 P PLEASE FOLD AT PERFORATION BEFORE DETACHING P


Proxy for a meeting of shareholders to be held on October 11, 2001 for PUTNAM MANAGED HIGH YIELD TRUST.


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Managed High Yield
Trust on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


                                                             DATE_____________ 2001


                                                             ______________________________________________
                                                             SHAREHOLDER AND CO-OWNER SIGN HERE

                                                             PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON
                                                             THIS CARD. IF YOU ARE A JOINT OWNER, EACH OWNER
                                                             SHOULD SIGN. WHEN SIGNING AS EXECUTOR,
                                                             ADMINISTRATOR, ATTORNEY, TRUSTEE, OR GUARDIAN, OR
                                                             AS CUSTODIAN FOR A MINOR, PLEASE GIVE YOUR FULL
                                                             TITLE AS SUCH. IF YOU ARE SIGNING FOR A
                                                             CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME
                                                             AND INDICATE THE SIGNER'S OFFICE. IF YOU ARE A
                                                             PARTNER, SIGN IN THE PARTNERSHIP NAME.


                                                                            Putnam Managed High Yield-2001-016

LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
MANAGED HIGH YIELD TRUST                        OK TO PRINT AS IS*____*By signing this form you are
ORIGINAL BACK 5-30-01 SP                        authorizing MIS to print this form in its current state.
JOYCE (PUT016B)
REVISION #1  6-21-01 SP                         _________________________________________________________
REVISION #2  7-5-01 SP                          SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
--------------------------------------------------------------------------------------------------------------

Street
--------------------------------------------------------------------------------------------------------------

City                                                                  State                     Zip
--------------------------------------------------------------------------------------------------------------

Telephone
--------------------------------------------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               P PLEASE FOLD AT PERFORATION BEFORE DETACHING P


                                                 PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL THE NOMINEES:

                                                                                          FOR                    WITHHOLD
                                                                                  fixing the number of      authority to vote for
1.  Proposal to fix the number of Trustees and elect all nominees.                Trustees as proposed         all nominees
                                                                                     and electing
    The nominees for Trustees are:  J.A. Baxter, C.B. Curtis, J.A. Hill           all the nominees
    R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III,        (EXCEPT AS MARKED
    R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens, and            TO THE CONTRARY BELOW)
    W.N. Thorndike.

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE             / /                       / /
    NAME(S) OF THE NOMINEE(S) BELOW:

    ------------------------------------------------------------------------

      NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.
                                                                            Putnam Managed High Yield-2001-016

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR
BY RETURNING THIS PROXY CARD BY MAIL

YOUR VOTE IS VERY IMPORTANT. IF YOU CHOOSE TO RECORD YOUR VOTING INSTRUCTIONS
VIA THE INTERNET, VISIT THE WEBSITE AT www.proxyweb.com/Putnam. PLEASE REFER TO
THE INSTRUCTIONS BELOW. YOUR VOTING INSTRUCTIONS WILL BE IMMEDIATELY CONFIRMED
IF YOU PROVIDE YOUR EMAIL ADDRESS.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.    READ THE PROXY STATEMENT.

2.    GO TO www.proxyweb.com/Putnam.

3.    ENTER THE 14-DIGIT CONTROL NUMBER PRINTED ON YOUR PROXY CARD.

4.    FOLLOW THE INSTRUCTIONS ON THE SITE.

IF YOU SUBMIT YOUR VOTING INSTRUCTIONS ON THE INTERNET, DO NOT RETURN YOUR PROXY
CARD.


LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
MASTER INCOME TRUST                             OK TO PRINT AS IS*____*By signing this form you are
ORIGINAL FRONT 5-30-01 SP                       authorizing MIS to print this form in its current state.
JOYCE (PUT506F)
REVISION #1  6-21-01 SP                         _________________________________________________________
                                                SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE


                                         THIS IS YOUR PROXY CARD.

     TO VOTE BY MAIL, PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN IT BELOW, AND RETURN IT
                           PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.


*** CONTROL NUMBER: 999 999 999 999 99 ***                 P PLEASE FOLD AT PERFORATION BEFORE DETACHING P


Proxy for a meeting of shareholders to be held on October 11, 2001 for PUTNAM MASTER INCOME TRUST.


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Master Income Trust on
October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


                                                             DATE_____________ 2001


                                                             ______________________________________________
                                                             SHAREHOLDER AND CO-OWNER SIGN HERE

                                                             PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON
                                                             THIS CARD. IF YOU ARE A JOINT OWNER, EACH OWNER
                                                             SHOULD SIGN. WHEN SIGNING AS EXECUTOR,
                                                             ADMINISTRATOR, ATTORNEY, TRUSTEE, OR GUARDIAN, OR
                                                             AS CUSTODIAN FOR A MINOR, PLEASE GIVE YOUR FULL
                                                             TITLE AS SUCH. IF YOU ARE SIGNING FOR A
                                                             CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME
                                                             AND INDICATE THE SIGNER'S OFFICE. IF YOU ARE A
                                                             PARTNER, SIGN IN THE PARTNERSHIP NAME.


                                                                                 Putnam Master Income-2001-506

LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
MASTER INCOME TRUST                             OK TO PRINT AS IS*____*By signing this form you are
ORIGINAL BACK 5-30-01 SP                        authorizing MIS to print this form in its current state.
JOYCE (PUT506B)
REVISION #1  6-21-01 SP                         _________________________________________________________
REVISION #2  7-5-01 SP                          SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
--------------------------------------------------------------------------------------------------------------

Street
--------------------------------------------------------------------------------------------------------------

City                                                                  State                     Zip
--------------------------------------------------------------------------------------------------------------

Telephone
--------------------------------------------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               P PLEASE FOLD AT PERFORATION BEFORE DETACH P


                                                 PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

If you complete and sign the proxy, we'll vote it exactly as you tell us. The proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL THE NOMINEES:

                                                                                           FOR                    WITHHOLD
                                                                                  fixing the number of      authority to vote for
1.  Proposal to fix the number of Trustees and elect all nominees.                Trustees as proposed         all nominees
                                                                                     and electing
    The nominees for Trustees are:  J.A. Baxter, C.B. Curtis, J.A. Hill,           all the nominees
    R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III,         (EXCEPT AS MARKED
    R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens, and             TO THE CONTRARY BELOW)
    W.N. Thorndike.

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE             / /                       / /
    NAME(S) OF THE NOMINEE(S) BELOW:

    ------------------------------------------------------------------------

      NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.
                                                                                 Putnam Master Income-2001-506

PUTNAM INVESTMENTS

PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2001 FOR PUTNAM MANAGED MUNICIPAL INCOME TRUST
(PREFERRED SHARES).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Managed Municipal Income
Trust on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

                                                                   PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS
                                                                   ON THIS CARD. If you are a joint owner,
                                                                   each owner should sign. When signing as
                                                                   executor, administrator, attorney, trustee,
                                                                   or guardian, or as custodian for a minor,
                                                                   please give your full title as such. If you
                                                                   are signing for a corporation, please sign
                                                                   the full corporate name and indicate the
                                                                   signer's office. If you are a partner, sign
                                                                   in the partnership name.


                                                                   ___________________________________________
                                                                   SHAREHOLDER SIGN HERE               DATE

                                                                   ___________________________________________
                                                                   CO-OWNER SIGN HERE                  DATE
                                                                                                     11694_PMM

If you complete and sign the proxy, we'll vote it exactly as you tell us. The proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL THE NOMINEES:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.                                    FOR                    WITHHOLD
                                                                                  fixing the number of      authority to vote for
1.  Proposal to fix the number of Trustees and elect all nominees.                Trustees as proposed         all nominees
                                                                                     and electing
    The nominees for Trustees are:  J.A. Baxter, C.B. Curtis, J.A. Hill            all the nominees
    R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III,         (EXCEPT AS MARKED
    R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens, and             TO THE CONTRARY BELOW)
    W.N. Thorndike.

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE             / /                       / /
    NAME(S) OF THE NOMINEE(S) BELOW:

    ------------------------------------------------------------------------


NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.

PUTNAM INVESTMENTS

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR
BY RETURNING THIS PROXY CARD BY MAIL

YOUR VOTE IS VERY IMPORTANT. IF YOU CHOOSE TO RECORD YOUR VOTING INSTRUCTIONS
VIA THE INTERNET, VISIT THE WEBSITE AT https://vote.proxy-direct.com. PLEASE
REFER TO THE INSTRUCTIONS BELOW. YOUR VOTING INSTRUCTIONS WILL BE IMMEDIATELY
CONFIRMED AND POSTED.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.  Read the proxy statement.

2.  Go to https://vote.proxy-direct.com

3.  Enter the 14-digit control number printed on your proxy card.        CONTROL NUMBER: 999 9999 9999 999

4.  Follow the instructions on the site.

IF YOU SUBMIT YOUR VOTING INSTRUCTIONS ON THE INTERNET, DO NOT RETURN YOUR PROXY
CARD.




                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING


                                            THIS IS YOUR PROXY CARD
            TO VOTE BY MAIL, PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN IT BELOW,
                  AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING


PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2001 FOR PUTNAM MANAGED MUNICIPAL INCOME TRUST
(COMMON SHARES).


This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Managed Municipal Income
Trust on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

                                                                   PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS
                                                                   ON THIS CARD. If you are a joint owner,
                                                                   each owner should sign. When signing as
                                                                   executor, administrator, attorney, trustee,
                                                                   or guardian, or as custodian for a minor,
                                                                   please give your full title as such. If you
                                                                   are signing for a corporation, please sign
                                                                   the full corporate name and indicate the
                                                                   signer's office. If you are a partner, sign
                                                                   in the partnership name.


                                                                   ___________________________________________
                                                                   SHAREHOLDER SIGN HERE               DATE

                                                                   ___________________________________________
                                                                   CO-OWNER SIGN HERE                  DATE
                                                                                                     11694-PMM

PUTNAM ACCOUNT NUMBER:

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
--------------------------------------------------------------------------------------------------------------
Street
--------------------------------------------------------------------------------------------------------------
City                                                                  State                     Zip
--------------------------------------------------------------------------------------------------------------
Telephone
--------------------------------------------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING


If you complete and sign the proxy, we'll vote it exactly as you tell us. The proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL THE NOMINEES:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.                                    FOR                    WITHHOLD
                                                                                  fixing the number of      authority to vote for
1.  Proposal to fix the number of Trustees and elect all nominees.                Trustees as proposed         all nominees
                                                                                     and electing
    The nominees for Trustees are:  J.A. Baxter, C.B. Curtis, R.J. Jackson,       all the nominees
    P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III,                      (EXCEPT AS MARKED
    G. Putnam, III, A.J.C. Smith, W.T. Stephens, and W.N. Thorndike.            TO THE CONTRARY BELOW)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE             / /                       / /
    NAME(S) OF THE NOMINEE(S) BELOW:

    ------------------------------------------------------------------------


NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.

                                                                         NOTE: PHONE AND INTERNET VOTING IS
THIS IS YOUR PROXY CARD.                                                       NOT AVAILABLE FOR THIS ACCOUNT.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS
IMPORTANT.

                                  P PLEASE FOLD AT PERFORATION BEFORE DETACHING P

Proxy for a meeting of shareholders to be held on October 11, 2001 for PUTNAM MUNICIPAL BOND FUND (PREFERRED
SHARES).


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Municipal Bond Fund on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


                                                             DATE_____________ 2001


                                                             ______________________________________________
                                                             SHAREHOLDER AND CO-OWNER SIGN HERE

                                                             PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON
                                                             THIS CARD. IF YOU ARE A JOINT OWNER, EACH OWNER
                                                             SHOULD SIGN. WHEN SIGNING AS EXECUTOR,
                                                             ADMINISTRATOR, ATTORNEY, TRUSTEE, OR GUARDIAN, OR
                                                             AS CUSTODIAN FOR A MINOR, PLEASE GIVE YOUR FULL
                                                             TITLE AS SUCH. IF YOU ARE SIGNING FOR A
                                                             CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME
                                                             AND INDICATE THE SIGNER'S OFFICE. IF YOU ARE A
                                                             PARTNER, SIGN IN THE PARTNERSHIP NAME.


                                                                        Putnam CA Inv Grade Muni-Pref-2001-112


LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
MUNICIPAL BOND FUND                             OK TO PRINT AS IS*____*By signing this form you are
PREFERRED SHARES                                authorizing MIS to print this form in its current state.
ORIGINAL FRONT 5-30-01 SP
JOYCE (PUTMBPF)                                 _________________________________________________________
REVISION #1  6-21-01 SP                         SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE
REVISION #2  6-26-01 SP

                             P PLEASE FOLD AT PERFORATION BEFORE DETACHING P


                                          PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1.

                                                                        FOR FIXING THE         WITHHOLD
                                                                    NUMBER OF TRUSTEES AS  AUTHORITY TO VOTE
THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF              PROPOSED AND ELECTING   FOR ALL NOMINEES
TRUSTEES AND ELECTING ALL NOMINEES:                                   ALL THE NOMINEES
                                                                    (EXCEPT AS MARKED TO
                                                                     THE CONTRARY BELOW)
                                                                            / /                  / /
1.  Proposal to fix the number of Trustees and elect all nominees.

The nominees for Trustees are: J.A. Baxter, C.B. Curtis, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T.
Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N.
Thorndike.

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME(S) OF THE NOMINEE(S) BELOW:


______________________________________________________________________________________________
           NOTE:   IF YOU HAVE QUESTIONS ON THE PROPOSAL, PLEASE CALL 1-800-225-1581.

                                                                           Putnam Municipal Bond-Pref-2001-XXX


LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
MUNICIPAL BOND FUND                             OK TO PRINT AS IS*____*By signing this form you are
PREFERRED SHARES                                authorizing MIS to print this form in its current state.
ORIGINAL BACK 5-30-01 SP
JOYCE (PUTMBPB)                                 _________________________________________________________
REVISION #1  7-5-01 SP                          SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR
BY RETURNING THIS PROXY CARD BY MAIL

YOUR VOTE IS VERY IMPORTANT. IF YOU CHOOSE TO RECORD YOUR VOTING INSTRUCTIONS
VIA THE INTERNET, VISIT THE WEBSITE AT www.proxyweb.com/Putnam. PLEASE REFER TO
THE INSTRUCTIONS BELOW. YOUR VOTING INSTRUCTIONS WILL BE IMMEDIATELY CONFIRMED
IF YOU PROVIDE YOUR EMAIL ADDRESS.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.    READ THE PROXY STATEMENT.

2.    GO TO www.proxyweb.com/Putnam.

3.    ENTER THE 14-DIGIT CONTROL NUMBER PRINTED ON YOUR PROXY CARD.

4.    FOLLOW THE INSTRUCTIONS ON THE SITE.

IF YOU SUBMIT YOUR VOTING INSTRUCTIONS ON THE INTERNET, DO NOT RETURN YOUR PROXY
CARD.

LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
MUNICIPAL BOND FUND                             OK TO PRINT AS IS*____*By signing this form you are
COMMON SHARES                                   authorizing MIS to print this form in its current state.
ORIGINAL FRONT 5-30-01 SP
JOYCE (PUTMBCF)                                 _________________________________________________________
REVISION #1  6-21-01 SP                         SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE


                                         THIS IS YOUR PROXY CARD.

     TO VOTE BY MAIL, PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN IT BELOW, AND RETURN IT
                           PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

*** CONTROL NUMBER: 999 999 999 999 99 ***                 P PLEASE FOLD AT PERFORATION BEFORE DETACHING P


Proxy for a meeting of shareholders to be held on October 11, 2001 for PUTNAM MUNICIPAL BOND FUND (COMMON
SHARES).


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Municipal Bond Fund on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


                                                             DATE_____________ 2001


                                                             ______________________________________________
                                                             SHAREHOLDER AND CO-OWNER SIGN HERE

                                                             PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON
                                                             THIS CARD. IF YOU ARE A JOINT OWNER, EACH OWNER
                                                             SHOULD SIGN. WHEN SIGNING AS EXECUTOR,
                                                             ADMINISTRATOR, ATTORNEY, TRUSTEE, OR GUARDIAN, OR
                                                             AS CUSTODIAN FOR A MINOR, PLEASE GIVE YOUR FULL
                                                             TITLE AS SUCH. IF YOU ARE SIGNING FOR A
                                                             CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME
                                                             AND INDICATE THE SIGNER'S OFFICE. IF YOU ARE A
                                                             PARTNER, SIGN IN THE PARTNERSHIP NAME.


                                                                                Putnam Municipal Bond-2001-XXX

LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
MUICIPAL BOND FUND                              OK TO PRINT AS IS*____*By signing this form you are
COMMON SHARES                                   authorizing MIS to print this form in its current state.
ORIGINAL BACK 5-30-01 SP
JOYCE (PUTMBCB)                                 _________________________________________________________
REVISION #1  6-21-01 SP                         SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE
REVISION #2  7-5-01 SP


HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
--------------------------------------------------------------------------------------------------------------

Street
--------------------------------------------------------------------------------------------------------------

City                                                                  State                     Zip
--------------------------------------------------------------------------------------------------------------

Telephone
--------------------------------------------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               P PLEASE FOLD AT PERFORATION BEFORE DETACH P


                                                 PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

If you complete and sign the proxy, we'll vote it exactly as you tell us. The proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL THE NOMINEES:

                                                                                         FOR                    WITHHOLD
                                                                                  fixing the number of      authority to vote for
1.  Proposal to fix the number of Trustees and elect all nominees.                Trustees as proposed         all nominees
                                                                                     and electing
    The nominees for Trustees are:  J.A. Baxter, C.B. Curtis, J.A. Hill,           all the nominees
    R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III,        (EXCEPT AS MARKED
    R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens, and             TO THE CONTRARY BELOW)
    W.N. Thorndike.

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE             / /                       / /
    NAME(S) OF THE NOMINEE(S) BELOW:

    ------------------------------------------------------------------------

      NOTE:  If you have questions on any of the proposal, please call 1-800-225-1581.
                                                                                Putnam Municipal Bond-2001-XXX

PUTNAM INVESTMENTS

PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2001 FOR PUTNAM MUNICIPAL OPPORTUNITIES TRUST
(PREFERRED SHARES).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Municipal Opportunities
Trust on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

                                                                   PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS
                                                                   ON THIS CARD. If you are a joint owner,
                                                                   each owner should sign. When signing as
                                                                   executor, administrator, attorney, trustee,
                                                                   or guardian, or as custodian for a minor,
                                                                   please give your full title as such. If you
                                                                   are signing for a corporation, please sign
                                                                   the full corporate name and indicate the
                                                                   signer's office. If you are a partner, sign
                                                                   in the partnership name.


                                                                   ___________________________________________
                                                                   SHAREHOLDER SIGN HERE               DATE

                                                                   ___________________________________________
                                                                   CO-OWNER SIGN HERE                  DATE
                                                                                                     11695_PMO

If you complete and sign the proxy, we'll vote it exactly as you tell us. The proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL THE NOMINEES:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.                                    FOR                    WITHHOLD
                                                                                  fixing the number of      authority to vote for
1.  Proposal to fix the number of Trustees and elect all nominees.                Trustees as proposed         all nominees
                                                                                     and electing
    The nominees for Trustees are:  J.A. Baxter, C.B. Curtis, J.A. Hill,           all the nominees
    R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III,        (EXCEPT AS MARKED
    R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens, and             TO THE CONTRARY BELOW)
    W.N. Thorndike.

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE             / /                       / /
    NAME(S) OF THE NOMINEE(S) BELOW:

    ------------------------------------------------------------------------


NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.

PUTNAM INVESTMENTS

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR
BY RETURNING THIS PROXY CARD BY MAIL

YOUR VOTE IS VERY IMPORTANT. IF YOU CHOOSE TO RECORD YOUR VOTING INSTRUCTIONS
VIA THE INTERNET, VISIT THE WEBSITE AT https://vote.proxy-direct.com. PLEASE
REFER TO THE INSTRUCTIONS BELOW. YOUR VOTING INSTRUCTIONS WILL BE IMMEDIATELY
CONFIRMED AND POSTED.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.  Read the proxy statement.

2.  Go to https://vote.proxy-direct.com

3.  Enter the 14-digit control number printed on your proxy card.        CONTROL NUMBER: 999 9999 9999 999

4.  Follow the instructions on the site.

IF YOU SUBMIT YOUR VOTING INSTRUCTIONS ON THE INTERNET, DO NOT RETURN YOUR PROXY
CARD.




                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING


                                            THIS IS YOUR PROXY CARD
            TO VOTE BY MAIL, PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN IT BELOW,
                  AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING


PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2001 FOR PUTNAM MUNICIPAL OPPORTUNITIES TRUST
(COMMON SHARES).


This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Municipal Opportunities
Trust on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

                                                                   PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS
                                                                   ON THIS CARD. If you are a joint owner,
                                                                   each owner should sign. When signing as
                                                                   executor, administrator, attorney, trustee,
                                                                   or guardian, or as custodian for a minor,
                                                                   please give your full title as such. If you
                                                                   are signing for a corporation, please sign
                                                                   the full corporate name and indicate the
                                                                   signer's office. If you are a partner, sign
                                                                   in the partnership name.


                                                                   ___________________________________________
                                                                   SHAREHOLDER SIGN HERE               DATE

                                                                   ___________________________________________
                                                                   CO-OWNER SIGN HERE                  DATE
                                                                                                     11695_PM0

PUTNAM ACCOUNT NUMBER:

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
--------------------------------------------------------------------------------------------------------------
Street
--------------------------------------------------------------------------------------------------------------
City                                                                  State                     Zip
--------------------------------------------------------------------------------------------------------------
Telephone
--------------------------------------------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING


If you complete and sign the proxy, we'll vote it exactly as you tell us. The proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL THE NOMINEES:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.                                    FOR                    WITHHOLD
                                                                                  fixing the number of      authority to vote for
1.  Proposal to fix the number of Trustees and elect all nominees.                Trustees as proposed         all nominees
                                                                                     and electing
    The nominees for Trustees are:  J.A. Baxter, C.B. Curtis, R.J. Jackson,       all the nominees
    P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III,                      (EXCEPT AS MARKED
    G. Putnam, III, A.J.C. Smith, W.T. Stephens, and W.N. Thorndike.            TO THE CONTRARY BELOW)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE             / /                       / /
    NAME(S) OF THE NOMINEE(S) BELOW:

    ------------------------------------------------------------------------


NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.

                                                                         NOTE: PHONE AND INTERNET VOTING IS
THIS IS YOUR PROXY CARD.                                                       NOT AVAILABLE FOR THIS ACCOUNT.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS
IMPORTANT.

                                  P PLEASE FOLD AT PERFORATION BEFORE DETACHING P

Proxy for a meeting of shareholders to be held on October 11, 2001 for PUTNAM NEW YORK INVESTMENT GRADE
MUNICIPAL TRUST (PREFERRED SHARES).

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam New York Investment
Grade Municipal Trust on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


                                                             DATE_____________ 2001


                                                             ______________________________________________
                                                             SHAREHOLDER AND CO-OWNER SIGN HERE

                                                             PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON
                                                             THIS CARD. IF YOU ARE A JOINT OWNER, EACH OWNER
                                                             SHOULD SIGN. WHEN SIGNING AS EXECUTOR,
                                                             ADMINISTRATOR, ATTORNEY, TRUSTEE, OR GUARDIAN, OR
                                                             AS CUSTODIAN FOR A MINOR, PLEASE GIVE YOUR FULL
                                                             TITLE AS SUCH. IF YOU ARE SIGNING FOR A
                                                             CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME
                                                             AND INDICATE THE SIGNER'S OFFICE. IF YOU ARE A
                                                             PARTNER, SIGN IN THE PARTNERSHIP NAME.


                                                                        Putnam NY Inv Grade Muni-Pref-2001-113


LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
NEW YORK INVESTMENT GRADE MUNI TRUST            OK TO PRINT AS IS*____*By signing this form you are
PREFERRED SHARES                                authorizing MIS to print this form in its current state.
ORIGINAL FRONT 5-30-01 SP
JOYCE (PUT113F)                                 _________________________________________________________
REVISION #1  6-26-01 SP                         SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE

                             P PLEASE FOLD AT PERFORATION BEFORE DETACHING P


                                          PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1

                                                                        FOR FIXING THE         WITHHOLD
                                                                    NUMBER OF TRUSTEES AS  AUTHORITY TO VOTE
THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF              PROPOSED AND ELECTING   FOR ALL NOMINEES
TRUSTEES AND ELECTING ALL NOMINEES:                                   ALL THE NOMINEES
                                                                    (EXCEPT AS MARKED TO
                                                                     THE CONTRARY BELOW)
                                                                            / /                  / /
1.  Proposal to fix the number of Trustees and elect all nominees.

The nominees for Trustees are: J.A. Baxter, C.B. Curtis, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T.
Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N.
Thorndike.

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME(S) OF THE NOMINEE(S) BELOW:


______________________________________________________________________________________________
           NOTE:   IF YOU HAVE QUESTIONS ON THE PROPOSAL, PLEASE CALL 1-800-225-1581.

                                                                        Putnam NY Inv Grade Muni-Pref-2001-113


LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
NEW YORK INVESTMENT GRADE MUNI TRUST            OK TO PRINT AS IS*____*By signing this form you are
PREFERRED SHARES                                authorizing MIS to print this form in its current state.
ORIGINAL FRONT 5-30-01 SP
JOYCE (PUT113B)                                 _________________________________________________________
REVISION #1  7-5-01 SP                          SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR
BY RETURNING THIS PROXY CARD BY MAIL

YOUR VOTE IS VERY IMPORTANT. IF YOU CHOOSE TO RECORD YOUR VOTING INSTRUCTIONS
VIA THE INTERNET, VISIT THE WEBSITE AT www.proxyweb.com/Putnam. PLEASE REFER TO
THE INSTRUCTIONS BELOW. YOUR VOTING INSTRUCTIONS WILL BE IMMEDIATELY CONFIRMED
IF YOU PROVIDE YOUR EMAIL ADDRESS.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.    READ THE PROXY STATEMENT.

2.    GO TO www.proxyweb.com/Putnam.

3.    ENTER THE 14-DIGIT CONTROL NUMBER PRINTED ON YOUR PROXY CARD.

4.    FOLLOW THE INSTRUCTIONS ON THE SITE.

IF YOU SUBMIT YOUR VOTING INSTRUCTIONS ON THE INTERNET, DO NOT RETURN YOUR PROXY
CARD.

LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
NEW YORK INVESTMENT GRADE MUNI TRUST            OK TO PRINT AS IS*____*By signing this form you are
COMMON SHARES                                   authorizing MIS to print this form in its current state.
ORIGINAL FRONT 5-30-01 SP
JOYCE (PUT513F)                                 _________________________________________________________
REVISION #1  6-21-01 SP                         SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE


                                         THIS IS YOUR PROXY CARD.

     TO VOTE BY MAIL, PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN IT BELOW, AND RETURN IT
                           PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

*** CONTROL NUMBER: 999 999 999 999 99 ***                 P PLEASE FOLD AT PERFORATION BEFORE DETACHING P

Proxy for a meeting of shareholders to be held on October 11, 2001 for PUTNAM NEW YORK INVESTMENT GRADE
MUNICIPAL TRUST (COMMON SHARES).


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam New York Investment
Grade Municipal Trust on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


                                                             DATE_____________ 2001


                                                             ______________________________________________
                                                             SHAREHOLDER AND CO-OWNER SIGN HERE

                                                             PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON
                                                             THIS CARD. IF YOU ARE A JOINT OWNER, EACH OWNER
                                                             SHOULD SIGN. WHEN SIGNING AS EXECUTOR,
                                                             ADMINISTRATOR, ATTORNEY, TRUSTEE, OR GUARDIAN, OR
                                                             AS CUSTODIAN FOR A MINOR, PLEASE GIVE YOUR FULL
                                                             TITLE AS SUCH. IF YOU ARE SIGNING FOR A
                                                             CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME
                                                             AND INDICATE THE SIGNER'S OFFICE. IF YOU ARE A
                                                             PARTNER, SIGN IN THE PARTNERSHIP NAME.


                                                                                  Putnam NY Inv Grade-2001-513

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
LABEL BELOW FOR MIS USE ONLY!                   MIS EDITS:  # OF CHANGES___/___PRF 1 ____PRF 2____
PUTNAM
NEW YORK INVESTMENT GRADE MUNICIPAL TRUST       OK TO PRINT AS IS*____*By signing this form you are
COMMON SHARES                                   authorizing MIS to print this form in its current state.
ORIGINAL BACK 5-30-01 SP
JOYCE (PUT513B)                                 _________________________________________________________
REVISION #1  6-21-01 SP                         SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE
REVISION #2  7-5-01 SP


HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
--------------------------------------------------------------------------------------------------------------

Street
--------------------------------------------------------------------------------------------------------------

City                                                                  State                     Zip
--------------------------------------------------------------------------------------------------------------

Telephone
--------------------------------------------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               P PLEASE FOLD AT PERFORATION BEFORE DETACH P


                                                 PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

If you complete and sign the proxy, we'll vote it exactly as you tell us. The proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL THE NOMINEES:

                                                                                                FOR                  WITHHOLD
                                                                                        fixing the number of   authority to vote for
1.  Proposal to fix the number of Trustees and elect all nominees.                      Trustees as proposed       all nominees
                                                                                           and electing
    The nominees for Trustees are:  J.A. Baxter, C.B. Curtis, J.A. Hill, R.J. Jackson,   all the nominees
    P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson,             (EXCEPT AS MARKED
    G. Putnam, III, A.J.C. Smith, W.T. Stephens, and W.N. Thorndike.                   TO THE CONTRARY BELOW)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE                    / /                     / /
    NAME(S) OF THE NOMINEE(S) BELOW:

    ------------------------------------------------------------------------

         NOTE:  If you have questions on the proposal, please call 1-800-225-1581.
                                                                                  Putnam NY Inv Grade-2001-513
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PUTNAM INVESTMENTS

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

YOUR VOTE IS VERY IMPORTANT. IF YOU CHOOSE TO RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET, VISIT THE WEBSITE AT https://vote.proxy-direct.com. PLEASE REFER TO THE INSTRUCTIONS BELOW. YOUR VOTING INSTRUCTIONS WILL BE IMMEDIATELY CONFIRMED AND POSTED.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.  Read the proxy statement.

2.  Go to https://vote.proxy-direct.com

3.  Enter the 14-digit control number printed on your proxy card.        CONTROL NUMBER: 999 9999 9999 999

4.  Follow the instructions on the site.

IF YOU SUBMIT YOUR VOTING INSTRUCTIONS ON THE INTERNET, DO NOT RETURN YOUR PROXY CARD.




                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING


                                            THIS IS YOUR PROXY CARD
            TO VOTE BY MAIL, PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN IT BELOW,
                  AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING


PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2001 FOR PUTNAM TAX-FREE HEALTH CARE FUND.


This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and
each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Tax-Free Health Care Fund on October 11, 2001, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


                                                                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

                                                                   PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS
                                                                   ON THIS CARD. If you are a joint owner,
                                                                   each owner should sign. When signing as
                                                                   executor, administrator, attorney, trustee,
                                                                   or guardian, or as custodian for a minor,
                                                                   please give your full title as such. If you
                                                                   are signing for a corporation, please sign
                                                                   the full corporate name and indicate the
                                                                   signer's office. If you are a partner, sign
                                                                   in the partnership name.


                                                                   ___________________________________________
                                                                   SHAREHOLDER SIGN HERE               DATE

                                                                   ___________________________________________
                                                                   CO-OWNER SIGN HERE                  DATE
                                                                                                     11696-PTF
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PUTNAM ACCOUNT NUMBER:

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
--------------------------------------------------------------------------------------------------------------
Street
--------------------------------------------------------------------------------------------------------------
City                                                                  State                     Zip
--------------------------------------------------------------------------------------------------------------
Telephone
--------------------------------------------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                                                                   PLEASE DETACH AT PERFORATION BEFORE MAILING


If you complete and sign the proxy, we'll vote it exactly as you tell us. The proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees and electing all nominees as set forth in Proposal 1.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL THE NOMINEES:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.                                          FOR                  WITHHOLD
                                                                                        fixing the number of   authority to vote for
1.  Proposal to fix the number of Trustees and elect all nominees.                      Trustees as proposed       all nominees
                                                                                           and electing
    The nominees for Trustees are:  J.A. Baxter, C.B. Curtis, J.A. Hill, R.J. Jackson,   all the nominees
    P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson,             (EXCEPT AS MARKED
    G. Putnam, III, A.J.C. Smith, W.T. Stephens, and W.N. Thorndike.                   TO THE CONTRARY BELOW)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE                   / /                     / /
    NAME(S) OF THE NOMINEE(S) BELOW:

    ------------------------------------------------------------------------


NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.
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